UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2023

TRISTAR ACQUISITION I CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40905	98-1587643
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Burlington Woods Drive, Suite 100 Burlington, MA	01803
(Address of principal executive offices)	(Zip Code)

+1 (781) 640-4446

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, par value $0.0001 per share, and one-half of one Redeemable Warrant	TRIS.U	New York Stock Exchange

Class A Ordinary Share, par value $0.0001 per share	TRIS	New York Stock Exchange

Warrant, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	TRIS.W	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

BUSINESS COMBINATION AGREEMENT

This section describes the material provisions of the Business Combination Agreement (as defined below) but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1. Unless otherwise defined herein, the capitalized terms used below are defined in the Business Combination Agreement.

General Description of the Business Combination Agreement

On November 12, 2023, Tristar Acquisition I Corp., an exempted company incorporated with limited liability in the Cayman Islands (“Tristar” or the “Purchaser”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with Helport AI Limited, a British Virgin Islands business company (“Pubco”), Merger I Limited, a British Virgin Islands business company and a wholly-owned subsidiary of Pubco (the “First Merger Sub”), Merger II Limited, an exempted company incorporated with limited liability in the Cayman Islands and a wholly-owned subsidiary of Pubco (the “Second Merger Sub”), Helport Limited, a British Virgin Islands business company (the “Company”), Navy Sail International Limited, a British Virgin islands company, in the capacity as the representative from and after the Effective Time for the shareholders of Purchaser (other than the Company Shareholders as of immediately prior to the Effective Time and their successors and assignees) in accordance with the terms and conditions of the Business Combination Agreement (“Purchaser Representative”) and Extra Technology Limited, a BVI business company, in the capacity as the representative from and after the Effective Time for the Company Shareholders as of immediately prior to the Effective Time in accordance with the terms and conditions of the Business Combination Agreement  (“Seller Representative”).

Pursuant to the Business Combination Agreement, subject to the terms and conditions set forth therein, at the closing of the transactions contemplated by the Business Combination Agreement (the “Closing”), (a) the First Merger Sub will merge with and into the Company (the “First Merger”), with the Company surviving the First Merger as a wholly-owned subsidiary of Pubco and the outstanding securities of the Company being converted into the right to receive securities of Pubco; and (b) following the First Merger, the Second Merger Sub will merge with and into Tristar (the “Second Merger”, and together with the First Merger, the “Mergers”), with Tristar surviving the Second Merger as a wholly-owned subsidiary of Pubco and the outstanding securities of Tristar being converted into the right to receive securities of Pubco (the Mergers together with the other transactions contemplated by the Business Combination Agreement and other ancillary documents, the “Transactions” or the “Business Combination”).

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 Consideration

Under the Business Combination Agreement, the Aggregate Merger Consideration Amount to be paid to the shareholders of the Company is $350,000,000.00 subject to net debt and working capital adjustments, and will be paid entirely in newly issued ordinary shares of Pubco, with each share valued at the Per Share Price.

Immediately prior to the First Merger Effective Time, each Company Preferred Share, if any, that is issued and outstanding immediately prior to the First Merger Effective Time shall be canceled in exchange for the right to receive a number of Company Ordinary Shares at the then effective conversion rate (the “Conversion”). As a result of the Mergers, (a) each ordinary share of the Company that is issued and outstanding immediately prior to the First Merger Effective Time and after the Conversion shall be cancelled and converted into the right to receive 100% of such number of ordinary shares of Pubco equal to the Exchange Ratio; (b) each of the convertible securities of the Company, to the extent then outstanding and unexercised immediately prior to the First Merger Effective Time, shall be cancelled, retired and terminated; (c) each ordinary share of Tristar that is issued and outstanding immediately prior to the Effective Time shall be cancelled and converted automatically into the right to receive one Pubco ordinary share; and (d) each outstanding Purchaser Public Warrant and Purchaser Private Warrant shall be converted into one Pubco Public Warrant or one Pubco Private Warrant, respectively.

For the purposes of the Business Combination Agreement, the following terms shall have the meanings set forth below:

“Aggregate Merger Consideration Amount” means (a) Three Hundred and Fifty Million U.S. Dollars ($350,000,000), minus (b) the amount, if any, by which the Target Net Working Capital Amount exceeds the Net Working Capital (but not less than zero), minus (c) if Closing Net Debt is a positive number, the amount of Closing Net Debt, plus (d) if Closing Net Debt is a negative number, the absolute value of the amount of Closing Net Debt, minus (e) the amount of any unpaid Transaction Expenses.

“Closing Net Debt” means, as of the Reference Time, (i) the aggregate Indebtedness of the Target Companies, less (ii) the Closing Company Cash, in each case of clauses (i) and (ii), on a consolidated basis and as determined in accordance with the Accounting Principles.

“Company Merger Shares” means a number of Pubco ordinary shares equal to the quotient determined by dividing (a) the Aggregate Merger Consideration Amount by (b) the Per Share Price.

“Exchange Ratio” means (i) the Company Merger Shares as of the First Merger Effective Time divided by (ii) the aggregate number of, without duplication, Company Ordinary Shares that are (A) issued and outstanding, and (B) issuable directly or indirectly upon, or subject to, the conversion, exercise or settlement of any Company Preferred Shares and Company Convertible Securities.

“Net Working Capital” means, as of the Reference Time, (i) all current assets of the Target Companies (excluding, without duplication, Closing Company Cash), on a consolidated basis, minus (ii) all current liabilities of the Target Companies (excluding, without duplication, Indebtedness and unpaid Transaction Expenses), on a consolidated basis and as determined in accordance with the Accounting Principles; provided, that, for purposes of this definition, whether or not the following is consistent with the Accounting Principles, “current assets” will exclude any receivable from a Company Shareholder.

“Per Share Price” means the Redemption Price, which shall be no less than the par value of ordinary shares of the Purchaser.

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“Redemption Price” means an amount equal to the price at which each Purchaser ordinary share is redeemed or converted pursuant to the Redemption (as equitably adjusted for share sub-divisions, share dividends, consolidations, capitalizations, re-designations and the like after the Closing).

“Target Net Working Capital Amount” means an amount equal to Twelve Million U.S. Dollars ($12,000,000).

Earnout

The Business Combination Agreement provides that ten percent (10%) of the Pubco Ordinary Shares (together with any equity securities paid as dividends or distributions with respect to such shares or into which such shares are exchanged or converted, the “Earnout Shares” to be held, along with any other dividends, distributions or other income on the Escrow Shares (together with the Escrow Shares, the “Escrow Property”)) that would have otherwise been delivered to the holders of Company Ordinary Shares as of the Closing (each, a “Company Shareholder”) shall be placed in escrow in a segregated escrow account (the “Earnout Escrow Account”) in accordance with an escrow agreement to be entered into at or prior to the Closing by the Company, the Company Representative, the Purchaser Representative and Continental Stock Transfer & Trust Company, as escrow agent (or an alternative escrow agent), in form and substance reasonably acceptable to the Company and Tristar (the “Earnout Escrow Agreement”). Any Earnout Shares that vest will be disbursed (along with related earnings) from the Earnout Escrow Account to the Company Shareholders, and any Earnout Shares that are forfeited by the Company Shareholders will be disbursed (along with related earnings) from the Earnout Escrow Account to Pubco for cancellation. Each Company Shareholder shall have the contingent right to receive their pro rata share of such Earnout Shares, based on the consolidated revenue of Pubco and its subsidiaries during the fiscal years ending each of December 31, 2024 and December 31, 2025. The Company Shareholders will be entitled to receive the Earnout Shares as follows:

(i) In the event that the 2024 Consolidated Revenue of Pubco equals or exceeds Twenty-Six Million U.S. Dollars ($26,000,000), each Company Shareholder shall be entitled to receive its pro rata share of one-hundred percent (100%) of the Earnout Escrow Property; or

(ii) In the event that the 2024 Consolidated Revenue of Pubco plus the 2025 Consolidated Revenue of Pubco equals or exceeds Ninety Million U.S. Dollars ($90,000,000), each Company Shareholder shall be entitled to receive its pro rata share of one-hundred percent (100%) of the Earnout Escrow Property.

Helport Reorganization

Helport Pte. Ltd., a Singapore exempt private company limited by shares (“Helport Pte”), will enter into certain agreements (together with all agreements, deeds, instruments or other documents as may be necessary or appropriate, the “Reorganization Documents”) to implement and effect a reorganization pursuant to the terms and conditions of the Reorganization Documents (the “Reorganization”). It is expected that the Reorganization Documents will be executed and the Reorganization completed prior to November 30, 2023.

Representations and Warranties

The Business Combination Agreement contains a number of representations and warranties made by the parties as of the date of such agreement or other specific dates solely for the benefit of certain of the parties to the Business Combination Agreement, which in certain cases are subject to specified exceptions and materiality, Material Adverse Effect (as defined below), knowledge and other qualifications contained in the Business Combination Agreement or in information provided pursuant to certain disclosure schedules to the Business Combination Agreement.

“Material Adverse Effect” as used in the Business Combination Agreement means with respect to any specified person or entity, any fact, event, occurrence, change or effect that has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, assets, liabilities, results of operations or condition (financial or otherwise) of such person and its subsidiaries, taken as a whole, or the ability of such person or any of its subsidiaries on a timely basis to consummate the transactions contemplated by the Business Combination Agreement or the Ancillary Documents to which it is a party or bound or to perform its obligations hereunder or thereunder, in each case subject to certain customary exceptions. The representations and warranties made by the parties are customary for transactions similar to the Transactions.

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In the Business Combination Agreement, the Company made certain customary representations and warranties to Tristar, including among others, related to the following: (1) corporate matters, including, due organization, existence and good standing; (2) authority and binding effect relative to execution and delivery of the Business Combination Agreement and other ancillary documents; (3) capitalization; (4) subsidiaries; (5) governmental approvals; (6) non-contravention; (7) financial statements; (8) absence of certain changes; (9) compliance with laws; (10) company permits; (11) litigation; (12) material contracts; (13) intellectual property; (14) taxes and returns; (15) real property; (16) personal property; (17) title to and sufficiency of assets; (18) employee matters; (19) benefit plans; (20) environmental matters; (21) transactions with related persons; (22) insurance; (23) books and records; (24) top customer and suppliers; (25) certain business practices; (26) Investment Company Act; (27) finders and brokers; (28) disclosure; (29) information supplied; (30) independent investigation; and (31) exclusivity of representations and warranties. The Company also made certain representations and warranties to Tristar with respect to the Reorganization.

In the Business Combination Agreement, Tristar made certain customary representations and warranties to the Company and Pubco, including among others, representations and warranties related to the following: (1) corporate matters, including due organization, existence and good standing; (2) authority and binding effect relative to execution and delivery of the Business Combination Agreement and other ancillary documents; (3) governmental approvals; (4) non-contravention; (5) capitalization; (6) the Securities and Exchange Commission (the “SEC”) filings, Tristar financials, and internal controls; (7) absence of certain changes; (8) compliance with laws; (9) actions, orders and permits; (10) taxes and returns; (11) employees and employee benefit plans; (12) properties; (13) material contracts; (14) transactions with affiliates; (15) Investment Company Act and the JOBS Act; (16) finders and brokers; (17) certain business practices; (18) insurance; (19) information supplied; (20) independent investigation; (21) the trust account; (22) registration and listing; and (23) termination of prior business combination agreements.

In the Business Combination Agreement, Pubco, the First Merger Sub and the Second Merger Sub made customary representations and warranties to Tristar, including, among others, representations and warranties related to the following: (1) organization and good standing; (2) authority and binding effect relative to execution and delivery of the Business Combination Agreement and other ancillary documents; (3) governmental approvals; (4) non-contravention; (5) capitalization; (6) activities of Pubco, the First Merger Sub and the Second Merger Sub; (7) finders and brokers; (8) Investment Company Act; (9) information supplied; (10) independent investigation; (11) exclusivity of representations and warranties and (12) the intended tax treatment of the Transactions.

None of the representations and warranties of the parties shall survive the Closing.

Covenants of the Parties

Each party agreed in the Business Combination Agreement to use its commercially reasonable efforts to effect the Closing. The Business Combination Agreement contains certain customary covenants by each of the parties during the period between the signing of the Business Combination Agreement and the earlier of the Closing or the termination of the Business Combination Agreement in accordance with its terms, including covenants regarding: (1) the provision of access to their properties, books and personnel; (2) the operation of their respective businesses in the ordinary course of business (subject to certain exceptions); (3) provision of financial statements of Target Companies; (4) Tristar’s public filings; (5) “no shop” obligations; (6) no insider trading; (7) notifications of certain breaches, consent requirements or other matters; (8) efforts to consummate the Closing and obtain third party and regulatory approvals and efforts to cause Pubco to maintain its status as a “foreign private issuer” under the U.S. Securities Exchange Act of 1934 Rule 3b-4; (9) further assurances; (10) public announcements; (11) confidentiality; (12) indemnification of directors and officers and tail insurance; (13) use of trust proceeds after the Closing; (14) efforts to support a private placement or backstop arrangements, if sought; (15) intended tax treatment of the Mergers and (16) use of trust account proceeds.

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The Company agreed to use commercially reasonable efforts to consummate the Reorganization by November 30, 2023. The Company agreed to use its best efforts to deliver the audited financial statements of the Company for the fiscal years ended June 30, 2022 and June 30, 2023 to Tristar by November 30, 2023. Pubco shall be responsible for paying the Purchaser Transaction Expenses in an amount up to $3,500,000 (the “Initial Cap”), subject to certain exclusions, provided, that, if the date and time at which the Closing is actually held (the “Closing Date”) occurs late than February 29, 2024 (the “Initial Cap Date”), Tristar may, in its sole discretion, increase the Cap by increments of $200,000 in each month following the Initial Cap Date. In addition, the Company agreed that in the event that either (i) the Company and Helport Pte. do not consummate the Reorganization by December 31, 2023 or (ii) the Company does not deliver the applicable audited financial statements by December 31, 2023 (or by the “staleness” date, as applicable),  then the Company shall pay to Tristar and Tristar’s sponsor (at Tristar’s discretion) $125,000 for each month or portion thereof until the later of such date that (i) such applicable audited financial statements are delivered and (ii) the Reorganization has been completed.

The Company also agreed to cause certain of the Company shareholders to each enter into a Key Seller Lock-Up Agreement.

In addition, the parties agreed to take all necessary actions to cause Pubco’s board of directors immediately after the Closing to consist of five directors, including: (i) two persons who are designated by Tristar prior to the Closing as independent directors; and (ii) three persons who are designated by the Company prior to the Closing.

The Business Combination Agreement and the consummation of the Transaction require the approval of both Tristar’s shareholders and the Company Shareholders. Tristar and Pubco also agreed to jointly prepare, and Pubco shall file with the SEC, a registration statement on Form F-4 (as amended, the “Registration Statement”) in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”) of the issuance of securities of Pubco to the holders of the ordinary shares and warrants of Tristar and the Company and containing a proxy statement/prospectus for the purpose of soliciting proxies from the shareholders of Tristar for the matters relating to the Transactions to be acted on at the special meeting of the shareholders of Tristar and providing such shareholders an opportunity to participate in the redemption of their public shares of Tristar upon the Closing (the “Redemption”). The Company agreed to call a meeting of its shareholders or cause a written resolution to be passed, as promptly as practicable after the Registration Statement has become effective, in order to obtain the approval of Company Shareholders for the approval of the Business Combination Agreement and the Transactions, and the Company agreed to use its commercially reasonable efforts to solicit from the Company Shareholders proxies prior to such special meeting or written resolution, and to take all other actions necessary or advisable to secure the approval of the Company Shareholders.

Conditions to Closing

The obligations of the parties to consummate the Transactions are subject to various conditions, including the following mutual conditions of the parties, unless waived: (1) the approval of the Business Combination Agreement and the Transactions and related matters by the requisite vote of Tristar’s and the Company’s shareholders; (2) obtaining material regulatory approvals; (3) no law or order preventing or prohibiting the Transactions; (4) Tristar or Pubco shall have consolidated net tangible assets of at least $5,000,001 (as calculated and determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) either immediately prior to the Closing (after giving effect to the Redemption) or upon the Closing after giving effect to the Mergers (including the Redemption), or Pubco otherwise is exempt from the provisions of Rule 419 promulgated under the Exchange Act (i.e. one of several exclusions from the “penny stock” rules of the SEC applies and Tristar relies on another exclusion); (5) amendment by the shareholders of Pubco of Pubco’s memorandum and articles of association; (6) the effectiveness of the Registration Statement; (7) appointment of the post-closing directors of Pubco; and (8) Nasdaq or NYSE listing requirements, as applicable, having been fulfilled.

In addition, unless waived by the Company, the obligations of the Company, Pubco, the First Merger Sub and the Second Merger Sub to consummate the Transactions are subject to the satisfaction of the following Closing conditions, in addition to customary certificates and other closing deliveries: (1) the representations and warranties of Tristar being true and correct on and as of the Closing (subject to Material Adverse Effect); (2) Tristar having performed in all material respects its obligations and complied in all material respects with its covenants and agreements under the Business Combination Agreement required to be performed or complied with by it on or prior the date of the Closing; (3) absence of any Material Adverse Effect with respect to Tristar since the date of the Business Combination Agreement which is continuing and uncured; (4) receipt by the Company and Pubco of the Amended and Restated Registration Rights Agreement; (5) each of the Sellers shall have received from Pubco a registration rights agreement covering the merger consideration shares received by the Sellers duly executed by Pubco; and (6) receipt by the Company and Pubco of employment agreements between certain management persons from the Company and the Company or Tristar, in each case effective as of Closing.

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Unless waived by Tristar, the obligations of Tristar to consummate the Transactions are subject to the satisfaction of the following Closing conditions, in addition to customary certificates and other closing deliveries: (1) the representations and warranties of the Company, Pubco, the First Merger Sub, and the Second Merger Sub being true and correct on and as of the Closing (subject to Material Adverse Effect on the Target Companies, taken as a whole); (2) the Company, Pubco, the First Merger Sub, and the Second Merger Sub having performed in all material respects the respective obligations and complied in all material respects with their respective covenants and agreements under the Business Combination Agreement required to be performed or complied with on or prior the date of the Closing; (3) absence of any Material Adverse Effect with respect to the Target Companies (taken as a whole) since the date of the Business Combination Agreement which is continuing and uncured; (4) the Non-Competition Agreements, the Employment Agreements, the Amended and Restated Registration Rights Agreement, and each Key Seller Lock-Up Agreement shall be in full force and effect from the Closing; (5) resignation of the directors and officers of the Company as requested by Tristar prior to the Closing; (6) Tristar shall have received evidence that the Company shall have terminated, extinguished and cancelled all of its outstanding convertible securities; and (7) the Reorganization having been consummated by November 30, 2023.

Termination

The Business Combination Agreement may be terminated at any time prior to the Closing by either Tristar or the Company if the Closing does not occur by September 30, 2024, or such other date as may be extended pursuant to the Business Combination Agreement.

The Business Combination Agreement may also be terminated under certain other customary and limited circumstances at any time prior the Closing, including, among other reasons: (1) by mutual written consent of Tristar and the Company; (2) by either Tristar or the Company if a governmental authority of competent jurisdiction shall have issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the Transactions, and such order or other action has become final and non-appealable; (3) by the Company for Tristar’s uncured breach of the Business Combination Agreement, such that the related Closing condition would not be met; (4) by Tristar for the uncured breach of the Business Combination Agreement by the Company, Pubco, the First Merger Sub, or the Second Merger Sub, such that the related Closing condition would not be met; (5) by either Tristar or the Company if Tristar holds its shareholder meeting to approve the Business Combination Agreement and the Transactions, and such approval is not obtained; and (6) by either Tristar or the Company if the Company holds its shareholder meeting to approve the Business Combination Agreement and the Transactions, and such approval is not obtained.

The Business Combination Agreement will terminate automatically if, by June 30, 2024, (i) the Reorganization has not been completed or (ii) the Company has not delivered the applicable PCAOB Financial Statements.

The Company shall pay to Tristar a termination fee of Three Million U.S. Dollars ($3,000,000) plus expenses, in the event that (i) the Business Combination Agreement is automatically terminated or (ii) the Business Combination Agreement is terminated by Tristar for uncured breach of the Business Combination Agreement by the Company, Pubco, the First Merger Sub, or the Second Merger Sub. Tristar shall pay to the Company a termination fee of Three Million U.S. Dollars ($3,000,000) plus expenses, in the event that the Business Combination Agreement is terminated by the Company for an uncured breach of the Business Combination Agreement by Tristar.

If the Business Combination Agreement is terminated, all further obligations of the parties under the Business Combination Agreement (except for certain obligations related to the Termination Fee, confidentiality, effect of termination, fees and expenses, trust fund waiver, miscellaneous and definitions to the foregoing) will terminate, no party to the Business Combination Agreement will have any further liability to any other party thereto except for liability for fraud or for willful breach of the Business Combination Agreement prior to termination.

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Trust Account Waiver

The Company, Pubco, the First Merger Sub and the Second Merger Sub have agreed that they and their affiliates will not have any right, title, interest or claim of any kind in or to any monies in Tristar’s trust account held for its public shareholders, and have agreed not to, and waived any right to, make any claim against the trust account (including any distributions therefrom).

Related Agreements and Documents

Lock-Up Agreements

Prior to the Closing, Pubco, the Company, Tristar, the Purchaser Representative and certain Key Company Shareholders, as shareholders holding Company Shares (either as the holder of record or the beneficial owner within the meaning of Rule 135-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), shall enter into Lock-Up Agreements (each, a “Key Seller Lock-Up Agreement”).

Pursuant to each Key Seller Lock-Up Agreement, each signatory thereto will agree not to, during the period commencing from the Closing Date and ending on the 24-month anniversary of the Closing Date (subject to early release if (A) the closing price of Pubco Ordinary Shares equals or exceeds $12.00 per share for any 20 out of 30 trading days commencing 270 days after the Closing or (B) Pubco consummates a sale of all or substantially all of the consolidated assets to a third party; sale resulting in a change in holding of the majority of the voting power; or a merger, consolidation, recapitalization or reorganization that results in the inability of the pre-transaction equity holders to designate or elect a majority of the board of directors (or its equivalent) of the resulting entity or its parent company):  (i) lend, offer, pledge, hypothecate, encumber, donate, assign, sell, offer to sell, contract or agree to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of or agree to transfer or dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the SEC promulgated thereunder, or otherwise transfer or dispose of, directly or indirectly, any Lock-up Securities, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-up Securities, whether any such transaction is to be settled by delivery of such Lock-up Securities, in cash or otherwise, or (iii) publicly disclose the intention to do any of the foregoing, whether any such transaction described in clauses (i), (ii) or (iii) above is to be settled by delivery of Lock-up Securities or other securities, in cash or otherwise (any of the foregoing described in clauses (i), (ii) or (iii), a “Prohibited Transfer”) (subject to early release if Pubco consummates a Change of Control).

A copy of the form of Key Seller Lock-Up Agreement is filed as Exhibit 10.1, and is incorporated herein by reference, and the foregoing description of the form of Key Seller Lock-Up Agreement is qualified in its entirety by reference thereto.

Shareholder Support Agreement

Simultaneously with the execution of the Business Combination Agreement, Tristar, the Company, and a certain Company Shareholder entered into a Shareholder Support Agreement (the “Shareholder Support Agreement”), pursuant to which, among other things, a Company Shareholder has agreed (a) to support the adoption of the Business Combination Agreement and the approval of the Transactions, subject to certain customary conditions, and (b) not to transfer any of their subject shares (or enter into any arrangement with respect thereto), subject to certain customary conditions.

A copy of the form of Shareholder Support Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the form Shareholder Support Agreement is qualified in its entirety by reference thereto.

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Insider Letter Amendment

Simultaneously with the execution of the Business Combination Agreement, Tristar, the Company, the Sponsor, Stephen Markscheid, Xin Yue Geffner, Wang Chiu Wong, Chunyi Hao, Michael Hao Liu and Alex Parker entered into an amendment (the “Insider Letter Amendment”) to that certain letter agreement, dated October 13, 2021 (the “Insider Letter”), by and among Tristar, the Sponsor and the directors, officers or other initial shareholders of Tristar named therein, pursuant to which Pubco and the Company are added as Parties to the Insider Letter.

A copy of the Insider Letter Amendment is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the form of Insider Letter Amendment is qualified in its entirety by reference thereto.

Non-Competition and Non-Solicitation Agreement

Simultaneously with the execution of the Business Combination Agreement, certain executive officers (each, a “Subject Party”) of the Company each entered into a non-competition and non-solicitation agreement (collectively, the “Non-Competition and Non-Solicitation Agreement”) with Tristar, Pubco, the Company and the Purchaser Representative. Under the Non-Competition and Non-Solicitation Agreement, the Subject Party agrees not to compete with Pubco, the Sponsor, Tristar, the Purchaser Representative, the Company and their respective affiliates during the three-year period following the Closing and, during such three-year restricted period, not to solicit employees or customers of such entities. The Non-Competition and Non-Solicitation Agreement also contains customary confidentiality and non-disparagement provisions.

A copy of the Non-Competition and Non-Solicitation Agreement is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the form of Non-Competition and Non-Solicitation Agreement is qualified in its entirety by reference thereto.

Assignment, Assumption and Amendment to Warrant Agreement

Prior to the Closing, Tristar, Pubco and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agent”), will enter the Assignment, Assumption and Amendment to Warrant Agreement (the “Warrant Amendment”) which will amend that certain Warrant Agreement, dated as of October 13, 2021, relating to the Tristar warrants (the “Warrant Agreement”), filed with the SEC on October 13, 2021. Pursuant to the Warrant Amendment: (i) Pubco will assume the obligations of Tristar under the Warrant Agreement, such that, among other things, Pubco will be added as a party thereto and (ii) references to Tristar Class A ordinary shares in the Warrant Agreement shall mean Pubco ordinary shares.

A copy of the form of the Assignment, Assumption and Amendment to Warrant Agreement is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the form of Assignment, Assumption and Amendment to Warrant Agreement is qualified in its entirety by reference thereto.

First Amendment to Registration Rights Agreement

On or prior to the Closing, the Business Combination Agreement provides that each of the Company, the Sponsor, Pubco, Tristar and Tristar Holdings I, LLC will enter the First Amendment to Registration Rights Agreement (the “First Amendment to Registration Rights Agreement”), which will amend that certain First Amendment to Registration Rights Agreement, dated as of October 13, 2021. Pursuant to the Registration Rights Agreement, Pubco will agree to undertake certain resale shelf registration obligations in accordance with the Securities Act and the other parties thereto will be granted customary demand and piggyback registration rights.

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A copy of the form of the First Amendment to Registration Rights Agreement is filed as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the form of the First Amendment to Registration Rights Agreement is qualified in its entirety by reference thereto.

The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties, covenants and agreements were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Business Combination Agreement has been filed to provide investors with information regarding its terms, but it is not intended to provide any other factual information about Tristar, the Company or any other party to the Business Combination Agreement. In particular, the representations and warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in Tristar’s public disclosures.

The form of Key Seller Lock-Up Agreements, the form of Shareholder Support Agreement, the executed Insider Letter Amendment, the form of Non-Competition and Non-Solicitation Agreement, the form of Assignment, Assumption and Amendment to Warrant Agreement and the form of Founder Registration Rights Agreement Amendment, are filed with this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 respectively, and are incorporated herein by reference, and the foregoing descriptions of the Key Seller Lock-Up Agreements, the Shareholder Support Agreement, the Insider Letter Amendment, the Non-Competition and Non-Solicitation Agreement, the Assignment, Assumption and Amendment to Warrant Agreement and the form of Founder Registration Rights Agreement Amendment are qualified in their entirety by reference thereto.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*

Business Combination Agreement, dated as of November 12, 2023, by and among Tristar Acquisition I Corp., Helport AI Limited, Merger I Limited, Merger II Limited, Navy Sail International Limited, Extra Technology Limited and Helport Limited

10.1	Form of Seller Lock-Up Agreement, by and among Helport Limited, Helport AI Limited, Tristar Acquisition I Corp., Navy Sail International Limited and the Company Shareholders party thereto
10.2	Shareholder Support Agreement, dated as of November 12, 2023, by and among Tristar Acquisition I Corp., Helport Limited and the Company Shareholders of Helport Limited party thereto
10.3

Second Amendment to Insider Letter, dated as of November 12, 2023, by and among Tristar Acquisition I Corp., Tristar Holdings I, LLC, Helport AI Limited, Helport Limited, Navy Sail International Limited, and the individuals party thereto

10.4

Form of Non-Competition and Non-Solicitation Agreement, dated as of November 12, 2023, by and among Helport AI Limited, Tristar Acquisition I Corp., Helport Limited, Navy Sail International Limited and the Subject Parties party thereto

10.5	Form of Assignment, Assumption and Amendment to Warrant Agreement, to be entered into by and among Tristar Acquisition I Corp., Helport Limited and Continental Stock Transfer & Trust Company
10.6	Form of First Amendment to Registration Rights Agreement by and among Helport Limited, Tristar Acquisition I Corp., Tristar Holdings I, LLC, Navy Sail International Limited and Helport AI Limited

*

The exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

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Forward-Looking Statements

The information in this Current Report on Form 8-K contains, and certain oral statements made by representatives of Pubco, Tristar and the Company and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Pubco’s, Tristar’s and the Company’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Pubco’s, Tristar’s and the Company’s expectations with respect to future performance and anticipated financial impacts of the Transactions, the satisfaction of the closing conditions to the Transactions and the timing of the completion of the Transactions. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside of the control of Tristar or the Company and are difficult to predict. Factors that may cause such differences include but are not limited to: (i) the inability of the parties to successfully or timely consummate the Transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect Pubco or the expected benefits of the Transactions, if not obtained; (ii) the failure to realize the anticipated benefits of the Transactions; (iii) matters discovered by the parties as they complete their respective due diligence investigation of the other parties; (iv) the ability of Tristar prior to the Transactions, and Pubco following the Transactions, to maintain the listing of Pubco’s shares on a national exchange; (v) costs related to the Transactions; (vi) the failure to satisfy the conditions to the consummation of the Transactions, including the approval of the Business Combination Agreement by the shareholders of Tristar; (viii) the risk that the Transactions may not be completed by the stated deadline and the potential failure to obtain an extension of the stated deadline; (ix) the outcome of any legal proceedings that may be instituted against Pubco, Tristar or the Company related to the Transactions; (x) the attraction and retention of qualified directors, officers, employees and key personnel of Tristar and the Company prior to the Transactions, and Pubco following the Transactions; (xi) the ability of Pubco to compete effectively in a highly competitive market; (xii) the ability to protect and enhance the Company’s corporate reputation and brand; (xiii) the impact from future regulatory, judicial, and legislative changes in the Company’s or Pubco’s industry; (xiv) the uncertain effects of the COVID-19 pandemic; (xv) competition from larger technology companies that have greater resources, technology, relationships and/or expertise; (xvi) future financial performance of Pubco following the Transactions, including the ability of future revenues to meet projected milestones; (xvii) the ability of Pubco to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses; (xviii) the ability of Pubco to generate sufficient revenue from each of its revenue streams; (xix) the ability of Pubco’s patents and patent applications to protect Pubco’s core technologies from competitors; (xx) Pubco’s ability to manage a complex set of marketing relationships and realize projected revenues from subscriptions, advertisements; (xxi) product sales and/or services; (xxii) Pubco’s ability to execute its business plans and strategy; (xxiii) the ability of Pubco to anticipate or successfully implement new technologies; (xxiv) the ability of Pubco to successfully collaborate with business partners; (xxv) risks relating to Pubco’s operations and business, including information technology and cybersecurity risks; and (xxvi) other risks and uncertainties disclosed from time to time in other reports and other public filings with the SEC by Pubco, Tristar or the Company. The foregoing list of factors is not exclusive. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Pubco, Tristar and the Company undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Readers are referred to the most recent filings with the SEC by Pubco and/or Tristar. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and none of Pubco, the Company nor Tristar undertake any obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

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Additional Information

Pubco intends to file with the SEC the Registration Statement, which will include a preliminary proxy statement of Tristar and a prospectus in connection with the proposed Business Combination involving Tristar, Pubco, Merger I Limited, Merger II Limited and the Company pursuant to the Business Combination Agreement. The definitive proxy statement and other relevant documents will be mailed to shareholders of Tristar as of a record date to be established for voting on Tristar’s proposed Business Combination with the Company. SHAREHOLDERS OF TRISTAR AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT IN CONNECTION WITH TRISTAR’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT TRISTAR, THE COMPANY, PUBCO AND THE BUSINESS COMBINATION. Shareholders will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to Tristar by contacting its Chief Financial Officer, Michael Liu, c/o Tristar Acquisition I Corp., 2 Burlington Woods Drive, Suite 100, Burlington, MA 01803, at +781 640-4446.

Participants in The Solicitation

Tristar, the Company, Pubco and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Tristar securities in respect of the proposed Transactions. Information about Tristar’s directors and executive officers and their ownership of Tristar’s securities is set forth in Tristar’s filings with the “SEC”. Additional information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed Transactions when it becomes available. These documents can be obtained free of charge from the sources indicated above.

No Offer Or Solicitation

This Current Report on Form 8-K is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed Transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tristar Acquisition I Corp.

Date: November 16, 2023	By:	/s/ Xiaoma (Sherman) Lu
	Name:	Xiaoma (Sherman) Lu
	Title:	Chief Executive Officer

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